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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 28, 2005

                          THE HARTCOURT COMPANIES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                      UTAH
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                 (State or Other Jurisdiction of Incorporation)

        001-12671                                        87-0400541
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(Commission File Number)                      (IRS Employer Identification No.)


 3F, 710 CHANGPING ROAD, SHANGHAI CHINA                    200040
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(Address of Principal Executive Offices)                 (Zip Code)

                                (86 21) 52138810
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.02 UNREGISTERED SALE OF EQUITY SECURITIES

         On March 29, 2005, The Hartcourt Companies, Inc. (the "Company") entered into a Share Purchase Agreement to issue and sell 8,500,000 shares of its common stock in an offshore transaction under Regulation S of the Securities and Exchange Commission to Mr. Jian Zhou, Ms Lili Li, Mr. Chong Sui Keung, Mr. Yarong Huang and Mr. Guolin Su at $0.05 per share for total gross proceeds of US$425,000.

         On March 29, 2005, the Company entered into a Share Purchase Agreement to sell 17,142,857 shares of its common stock in an offshore transaction under Regulation S to Ever Growth Holdings Ltd at $0.035 per share for total gross proceeds of US$600,000.

         The Company effected the private offering of its shares in order to raise capital to pay the court judgment of its lawsuit with the Securities and Exchange Commission. The Company's board of directors authorized the private offering of unregistered shares at a discounted price from the then current price of the Company's publicly traded shares as the most expeditious way to raise the necessary funds.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  THE HARTCOURT COMPANIES, INC.
                                                         (Registrant)

Date:  April 1, 2005                              By:    /S/ CARRIE HARTWICK
                                                      --------------------------
                                                  Carrie Hartwick
                                                  Chief Executive Officer